Accounts Receivable, Net (Details) - Schedule of Movement of Allowance of Doubtful Accounts - USD ($) $ in Thousands	6 Months Ended	12 Months Ended
	Jun. 30, 2023	Dec. 31, 2022
Schedule of Movement of Allowance of Doubtful Accounts [Abstract]
Beginning balance	$ 3,115	$ 2,398
Ending balance	2,783	3,115
(Recovery of) provision for doubtful accounts	(16)	1,130
Written-off	(213)	(178)
Exchange rate effect	$ (103)	$ (235)